UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2013 (May 8, 2013)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia	1-10356	58-0506554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Crawford & Company (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) on Wednesday, May 8, 2013. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 24,690,172, and each share was entitled to one vote for each director nominee, and one vote on each of the other matters to be acted upon at the Annual Meeting. The number of shares represented at the Annual Meeting by valid proxies or ballots was 22,442,045 shares, which was 90.89% of the shares of stock entitled to vote at the Annual Meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

1.	Election of Directors. All of the nominees for director were elected to serve until the next annual meeting and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Harsha V. Agadi	20,856,003	84,011	0	1,502,031
P. George Benson	20,900,434	39,580	0	1,502,031
Jeffrey T. Bowman	20,858,918	81,096	0	1,502,031
Jesse C. Crawford	18,940,306	1,999,708	0	1,502,031
James D. Edwards	19,371,876	1,568,138	0	1,502,031
Russel L. Honoré	20,839,959	100,055	0	1,502,031
Joia M. Johnson	19,412,135	1,527,879	0	1,502,031
Charles H. Ogburn	19,354,392	1,585,622	0	1,502,031
E. Jenner Wood, III	19,314,023	1,625,991	0	1,502,031

2.	Advisory Vote on Executive Compensation. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,821,135	111,684	7,195	1,502,031

3.	Amendment to the Crawford & Company U.K. ShareSave Scheme. The shareholders approved the proposal to increase the shares available under the Crawford & Company U.K. Sharesave Scheme, as amended, by 1,000,000 shares of Class A common stock. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
20,669,045	182,786	88,183	1,502,031

4.	Ratification of Independent Auditor. The shareholders ratified the Audit Committee of the Board of Directors’ selection of Ernst & Young LLP as independent auditor for the Company for the 2013 fiscal year. The vote on the ratification was as follows:

For	Against	Abstain
22,348,977	88,235	4,833

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ Allen W. Nelson
Allen W. Nelson Executive Vice President – General Counsel & Corporate Secretary

Dated: May 13, 2013

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